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                                                                   Exhibit 10(a)

Part A                     Single Insured                                                                American
                           Life Insurance Application                                                       General
                           [_]  American General Life Insurance Company, Houston, TX                        Financial Group
                           [_]  The Old Line Life Insurance Company of America, Milwaukee, WI
                           [_]  All American Life Insurance Company, Springfield, IL
                           [_]  The Franklin Life Insurance Company, Springfield, IL
                           [_]  The American Franklin Life Insurance Company, Springfield, IL

                           Members of American General Financial Group. American General Financial Group is a marketing name for
                           American General Corporation and its subsidiaries.

                           In this application, the "Company" refers to the insurance company whose name is checked above.

                           The insurance company checked above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.
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Personal Information
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Proposed                   Name_______________________________________________________________ Social Security #____________________
insured                    Address____________________________________________________________________________________ Zip__________
                           Home phone #______________________________________________ Work phone #__________________________________
                           E-mail address___________________________________________________________________________________________
                           Sex:  [_] male  [_] female      Birthplace (city, state, country)________________________________________
                           Date of birth_______________________________ Drivers license #___________________ State__________________
                           U.S. citizen:  [_] yes  [_] no  If no, date of entry__________________ Type of visa______________________
                           Employer_________________________________________________________________________________________________
                           Occupation and duties____________________________________________________________ Income:________________
                           Tobacco use
                           Have you ever used any form of tobacco or nicotine products?  [_] yes   [_] no
                           Date of last use_______________ Type of tobacco or nicotine products_____________________________________
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Product Information
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                           Product name_____________________________________________________________________________________________
                           (If a variable product, complete appropriate supplement.)
                           Amount applied for $________________________ Reason for insurance (If more space is needed, use
                                                                        "Remarks" section.)
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________

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Business                   Does the proposed insured have an ownership interest in the business?  [_] yes   [_] no
coverage                     If yes, what is proposed insured's percentage of ownership? _____________________%
(Complete only if          If buy-sell, stock redemption, or key person insurance, will all partners or key people be covered?
applying for business      [_] yes   [_] no
coverage)                  Describe any special circumstances.______________________________________________________________________
                           _________________________________________________________________________________________________________

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Riders                     [_] Waiver of premium                                [_] Accidental death benefit $______________________
                           [_] Waiver of monthly deduction                      [_] Other rider(s)__________________________________
                           [_] Waiver of monthly guarantee premium              ____________________________________________________
                                                                                ____________________________________________________
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Dividend options           For participating policy only
                           [_] Cash  [_] Premium reduction  [_] Paid-up additions  [_] Deposit earning interest
                           [_] Other (explain)______________________________________________________________________________________
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Death benefit              For universal life only
options                    [_] Level__________________________________________  [_] Increasing______________________________________
                                                                                                                              Page 1
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
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Beneficiary                Primary
                           Name__________________________________________ Relationship_____________________ % share_________________
                           Name__________________________________________ Relationship_____________________ % share_________________
                           Contingent
                           Name__________________________________________ Relationship_____________________ % share_________________
                           Name__________________________________________ Relationship_____________________ % share_________________
                           Complete if beneficiary is a trust.
                           Exact name of trust______________________________________________________________________________________
                           Trust ID #_______________________________________________________________ Date of trust__________________
                           Current trustee(s)_______________________________________________________________________________________
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Other life                 Indicate life insurance policies or annuities in force or pending for the proposed insured.
insurance or               Type: i = individual, b = business, g = group, p = pending life insurance or annuity
annuities                  Policy          Insurance         Type           Year of      Amount          Replacement*
                           number          company                          issue
[_] Check if none          _______________ _________________ ______________ ____________ $_____________  [_] yes  [_] no
                           _______________ _________________ ______________ ____________ $_____________  [_] yes  [_] no
                           _______________ _________________ ______________ ____________ $_____________  [_] yes  [_] no
                           _______________ _________________ ______________ ____________ $_____________  [_] yes  [_] no
                           * Replacement means that the insurance being applied for may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity. If replacement may be involved, complete and submit replacement-related forms.
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Owner                      [_] Primary proposed insured   [_] Someone other than a proposed insured or trust
                           [_] Trust:
                           Complete if owner is a trust.
                           Exact name of trust______________________________________________________________________________________
                           Trust ID #________________________________________________ Date of trust_________________________________
                           Current trustee(s)_______________________________________________________________________________________
                           Complete if someone other than the proposed insured or trust is the owner.
                           Name__________________________________________________________________________ Home phone #______________
                           Address_____________________________________________ City, State________________________ Zip_____________
                           Social Security or Tax ID #_________________________________________ Date of birth_______________________
                           Relationship to proposed insured_________________________________________________________________________
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Premium payment            [_] Single premium: $__________  [_] Modal premium: $_________ [_] Additional initial premium: $_________
                           Frequency of modal premium
                           [_] Annual  [_] Semi-annual  [_] Quarterly  [_] Monthly  Amount submitted with application $_____________
                           Method
                           [_] Direct billing           [_] Automatic bank draft
                           [_] List bill:  number
                           [_] Other________________________________________________________________________________________________
                           Premium payor
                           Complete if other than owner.
                           Name_________________________________________________________________ Social Security #_________________
                           Address_________________________________________________________________________________________________
                           Zip_________________________________________ Home phone #_______________________________________________
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Remarks                    ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                                                                                                                              Page 2
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
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Your Signature
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Authorization              I hereby give my consent to any of the entities listed below to give to the Company or its legal
to obtain and              representative, all information they have pertaining to: my medical consultations, treatments,
disclose                   or surgeries; hospital confinements, which concern my physical and mental condition; my use of drugs
information and            or alcohol; or any other non-medical information. Non-medical information could include items such as:
declaration                personal finances; habits; hazardous avocations; motor vehicle or court records; or foreign travel, etc.
                           The list of entities for which I give my consent to provide the information above is as follows: any physician or medical practitioner; any hospital, clinic or other health care facility; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or
                           the Medical Information Bureau (MIB).

                           I understand the information obtained will be used by the Company to determine eligibility for insurance and eligibility for benefits under an existing policy. The Company may disclose such information and any information developed during its evaluation of my application to: its reinsurers; MIB; other insurance companies; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.

                           I, as well as any person authorized to act on my behalf, may upon written request, obtain a copy of this consent from the Company.

                           This consent will be valid for 30 months from the date of this application. I agree that a photocopy of this consent will be as valid as the original. I authorize the Company to obtain an investigative consumer report on me. I understand that I may: request to be interviewed in connection with the preparation of the report; and receive, upon written request, a copy of such report.

                           [_] Check if you wish to be interviewed.

                           I have read the above statements or they have been read to me. The above statements are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A,
                           Part B, and, if applicable, Part C and related forms; and (2) shall be the basis for any policy issued on this application. I understand that any misrepresentation contained in this application and relied on by the Company may be used to: reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement (LTLIA) for which all eligibility requirements are met, I understand and agree that no insurance will be in effect pursuant to this application, or under any policy issued by the Company, unless or until: the policy has been delivered and accepted; the full first modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

                           I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

                           I have received a copy of the Notice to Proposed Insured regarding Fair Credit Reporting Act; the MIB;
                           Insurance information practices; and telephone interview information.

                           Limited Temporary Life Insurance - If eligible, I have received and accepted the LTLIA. Temporary insurance is available only if: the full first modal premium is submitted with this application and only
                           "no" answers have been given by the proposed insured to the "Health and Age" questions in the LTLIA.

                           Under penalties of perjury, I certify: that the number shown on this application is my correct Social
                           Security or Tax ID number; and that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.
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Signatures                 X Owner____________________________________________________________ Date_________________________________
                           Signed at (city, state)__________________________________________________________________________________
                           X Witness__________________________________________________________ Date_________________________________
                           X Proposed insured_________________________________________________ Date_________________________________
                           (If under age 15, signature of parent or guardian)
                           If the Company needs to contact the proposed insured, when would be the best time to call ?
                           Time_____________________________________________________ Day of the week________________________________
                           Date_____________________________________________________ Phone number___________________________________
                           I certify that I have truthfully and accurately recorded on the Part A application the information supplied by the proposed insured.
                           Agent name (please print)________________________________________________________________________________
                           Agent #__________________________________________________ State license #________________________________
                           X Agent____________________________________________________________ Date_________________________________

                                                                                                                              Page 3
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
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Agent's Report
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                           Number of years you have known proposed insured__________________________________________________________
                           Have you scheduled a medical exam, inspection report, blood profile, urinalysis, or APS? [_] yes  [_] no
                           If yes, please provide name of examiner, clinic, date, and the type of report ordered.___________________
                           _________________________________________________________________________________________________________
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Statements                 Did you personally see the proposed insured on the date of this application, ask each question, and
                           accurately record the answers yourself?  [_] yes  [_] no   If no, please provide details in the
                           "Remarks" section below.

                           Do you have any information that indicates that the proposed insured may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity with any company in
                           connection with the purchase of insurance?  [_] yes  [_] no   If yes, please provide details in the
                           "Remarks" section below and attach all replacement-related forms.

                           Are you aware of any information that would adversely affect the proposed insured's eligibility,
                           acceptability, or insurability?  [_] yes   [_] no   If yes, please provide details in the "Remarks"
                           section below, and do not provide limited temporary life insurance.

                           Did you provide client with LTLIA?     [_] yes  [_] no

                           Has the proposed insured or the owner submitted an application for coverage with any of the American
                           General life insurance companies within the last 30 days?  [_] yes   [_] no

                           If proposed insured is a child, what amount of insurance is in force on the father $_____________________
                           and/or mother $_______________________________?

                           Are you related by blood or marriage to the proposed insured?  [_] yes  [_] no  (If yes, relationship)

                           Remarks (Please include information on any split dollar, collateral assignment, etc.)____________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
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Commission                 Please list servicing agent first.
                           Agent(s) to receive commission           Agency number        Agent number    Percent of commission
                           ________________________________________ ____________________ _______________ ___________________________
                           ________________________________________ ____________________ _______________ ___________________________
                           ________________________________________ ____________________ _______________ ___________________________
                           ________________________________________ ____________________ _______________ ___________________________
                           X Writing agent______________________________________________ Date_______________________________________
                           Social Security or Tax ID #__________________________________ Phone #____________________________________
                           Primary appointing company_______________________________________________________________________________
                           Client #_________________________________________________________________________________________________
                           If applicable:
                           Broker-Dealer(s)_________________________________________________________________________________________
                           Contact person________________________________________ Processing center_________________________________
                           Phone #_______________________________________________ Fax #_____________________________________________
                           If other than writing agent, send policy/delivery requirements to:_______________________________________
                           _________________________________________________________________________________________________________

AGLC 0033-99 AR
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
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Limited Temporary Life Insurance Agreement
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                           [_] American General Life Insurance Company, Houston, TX
                           [_] The Old Line Life Insurance Company of America, Milwaukee, WI
                           [_] All American Life Insurance Company, Springfield, IL
                           [_] The Franklin Life Insurance Company, Springfield, IL
                           [_] The American Franklin Life Insurance Company, Springfield, IL

                           In this application, the "Company" refers to the insurance company whose name is checked above.

                           The insurance company checked above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.
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Health and Age             If the proposed insured answers "yes" to either question, temporary insurance is not     Proposed
questions                  available, this agreement will be void, and any payment submitted will be refunded.      insured

                           During the last two years, have you had a heart attach, stroke, cancer, diabetes, or disorder of the immune system; or have you been confined in a hospital or other health
                           care facility or been advised to have any diagnostic test or surgery not yet performed?   [_] yes [_] no

                           Are you age 71 or above?                                                                  [_] yes [_] no
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Premium                    Received $________________________________________________ Date__________________________________________
payment                    All premium checks must be made payable to the Company. Do not make check payable to the agent or leave payee blank.

                           Note: Agent does not have the authority to accept a premium (including automatic bank draft check, salary savings, or government allotment) with this application if the conditions in "Authorization to obtain and disclose information and declaration" cannot be met or if any part of the "Health and Age questions" have been answered "yes" by the proposed insured, answered falsely, or left blank.
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Conditions of              1.   The first modal premium must be paid with Part A of the application.
temporary life             2.   The answer to both of the above "Health and Age questions" must be "no".
insurance                  3.   Upon receiving proof of the death of the proposed insured during the period covered by this agreement, the total amount that will be paid by the Company pursuant to this and any other limited temporary life insurance agreements covering the proposed insured will be the lesser of:
                                .  the plan amount the proposed insured applied for; or
                                .  $500,000 plus the amount of any premium paid for coverage in excess of $500,000.
                                The Company will pay this sum to the beneficiary named in the application. If death is due to suicide, payment will be limited to the amount of premium paid.
                           4.   Coverage under this agreement will begin on the date the later of the following events have been completed:
                                .  this Limited Temporary Life Insurance Agreement (LTLIA) has been signed by the proposed insured; or
                                .  all required medical examinations have been taken.
                           5.   Coverage under this agreement will end on the earliest of the following dates:
                                .  the date the policy as applied for is delivered and accepted;
                                .  the date the Company declines the application;
                                .  the date the Company states the application will not be considered on a prepaid basis;
                                .  60 days from the date coverage begins under this agreement; or
                                .  the date the Company issues a policy other than as applied for.
                           6.   The prepayment for this temporary insurance will be:
                                .  applied to the first premium due if the policy is issued as applied for; or
                                .  refunded if the Company declines the application or if the owner does not accept the policy; or
                                .  applied to the first premium if a policy is issued other than as applied for and is accepted.
                           7.   Any misrepresentation contained in this agreement and relied on by the Company may be used to deny a claim on or void this agreement.
                                No changes may be made in the terms and conditions of this agreement. No statement that tries to make such a change will bind the Company.

                           X Owner______________________________________________________________________ Date______________________
                           Signed at (city, state)_________________________________________________________________________________
                           X Witness____________________________________________________________________ Date______________________
                           X Proposed insured___________________________________________________________ Date______________________
                           (If under age 15, signature of parent or guardian)
                           I certify that I have truthfully and accurately recorded on the LTLIA the information supplied by the proposed insured.
                           Agent name (please print)_______________________________________________________________________________
                           Agent #__________________________________________________ State license #_______________________________
                           X Agent______________________________________________________________________ Date______________________

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
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Bank Draft Information
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                           [_]  American General Life Insurance Company, Houston, TX
                           [_]  The Old Line Life Insurance Company of America, Milwaukee, WI
                           [_]  All American Life Insurance Company, Springfield, IL
                           [_]  The Franklin Life Insurance Company, Springfield, IL
                           [_]  The American Franklin Life Insurance Company, Springfield, IL

                           The company checked above will withdraw the premiums from the specified account. This company will be referred to hereafter as the "Company." "You," your," "I," and "me" refer to the accountholder whose name appears below.
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How automatic              Automatic bank draft is a debit service that offers a convenient way to pay life insurance premiums.
bank draft works           The Company will collect the life insurance premiums from your bank account electronically--you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipt for payment of your premium.
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Automatic bank             I authorize the Company to electronically withdraw money from my account at
draft agreement            (name of bank)_____________________________________________________________
                           (bank address)_____________________________________________________________
                           ___________________________________________________________________________
                           (Type of account     [_] Checking    [_] Savings)
                           for the payment of premiums and other charges on the insurance policy. I authorize the Company to continue to make these withdrawals if there is a conversion, renewal, or other change in the policy.
                           I will compensate the Company for any loss, claim, or liability caused by these withdrawals and will not hold the Company responsible for any such loss, claim, or liability.

                           This authorization will not affect the terms of the policy. If the premiums are not paid within the grace period allowed, the policy may lapse, and it will be subject to any applicable nonforfeiture provision. Authorizing this automatic payment plan does not put the insurance policy into effect.

                           This authorization may be retracted by me or the Company at any time for any reason by giving written notice. The Company may retract the authorization immediately, without giving me written notice, if any debt is not paid by the bank stated above for any reason.

                           Name of proposed insured________________________________________________________________________________
                           Premium amount $________________________________________________________________________________________
                           Frequency:  [_] annual   [_] semi-annual   [_] quarterly   [_] monthly
                           Preferred withdrawal date_______________________________________________________________________________
                           [_] Please debit my account for all outstanding premiums due.
                           X Signature of accountholder____________________________________________________________________________
                           Print name______________________________________________________________________________________________

                           Please attach voided check.

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
                           Detach this page and leave it with the proposed insured.
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Notice To The Proposed Insured
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                           You have applied for life insurance with one of the following companies: American General Life Insurance
                           Company, The Old Line Life Insurance Company of America, All American Life Insurance Company, The
                           Franklin Life Insurance Company, or The American Franklin Life Insurance Company. "Company" refers to the company with which you have applied for insurance. This notice is provided on behalf of that company.
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Fair Credit                Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C. 1681d), notice is hereby given
Reporting Act              that, as a component of our underwriting process relating to your application for life insurance, the
                           Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics, and mode of living.

                           This information may be obtained through personal interviews with your neighbors, friends, associates, and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:

                           P. O. Box 1931
                           Houston, TX 77251-1931

                           Upon receipt of such a request, the Company will respond by mail within five business days.

                           To make it easier to use its products and services, the Company may share information about you with its affiliates beyond the 30 month period described in "Authorization to Obtain and Disclose Information and
                           Declaration." You should notify the Company in writing at the address above if you do not want the
                           Company to share this information with its affiliates.
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Medical                    The designated insurer or its reinsurers may make a brief report regarding your insurability to the
Information                Medical Information Bureau (MIB), a non-profit membership organization of life insurance companies
Bureau                     that operates an information exchange on behalf of its members. If you apply to another MIB-member company for life or health insurance or a claim for benefits is submitted to such a company, the MIB will supply such company with the information they have about you.

                           At your request, the MIB will disclose any information it has in your file. If you question the accuracy of information in the MIB's file, you may seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address and phone number of the MIB's information office are:

                           P. O. Box 105
                           Essex Station
                           Boston, Massachusetts 01112
                           (617) 426-3660

                           The designated insurer, or its reinsurer, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
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Insurance                  To issue an insurance policy, we need to obtain information about you. Some of that information will
information                come from you, and some will come from other sources. This information may in certain circumstances be
practices                  disclosed to third parties without your specific authorization as permitted by law.

                           You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.

                           Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information, and the role of insurance support organizations with regard to your information.

                           If you desire additional information on Insurance Information Practices you should direct your requests to the Company at:

                           P. O. Box 1931
                           Houston, TX 77251-1931

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Telephone                  To help process your application as soon as possible, the Company may have one of its representatives
interview                  call you by telephone, at your convenience, and obtain additional underwriting information.
information

AGLC 0033-99 NPI

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
Part A                     Multiple Insured                                                              American
                           Life Insurance Application                                                       General
                           [_]  American General Life Insurance Company, Houston, TX                        Financial Group
                           [_]  The Old Line Life Insurance Company of America, Milwaukee, WI
                           [_]  All American Life Insurance Company, Springfield, IL
                           [_]  The Franklin Life Insurance Company, Springfield, IL
                           [_]  The American Franklin Life Insurance Company, Springfield, IL

                           Members of American General Financial Group. American General Financial Group is a marketing name for
                           American General Corporation and its subsidiaries.

                           In this application, the "Company" refers to the insurance company whose name is checked above.

                           The insurance company checked above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.
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Personal Information
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Primary Proposed           Name_______________________________________________________________ Social Security #____________________
insured                    Address____________________________________________________________________________________ Zip__________
                           Home phone #______________________________________________ Work phone #__________________________________
                           E-mail address___________________________________________________________________________________________
                           Sex:  [_] male  [_] female      Birthplace (city, state, country)________________________________________
                           Date of birth_______________________________ Drivers license #___________________ State__________________
                           U.S. citizen:  [_] yes  [_] no  If no, date of entry__________________ Type of visa______________________
                           Employer_________________________________________________________________________________________________
                           Occupation and duties____________________________________________________________ Income:________________
                           Tobacco use
                           Have you ever used any form of tobacco or nicotine products?  [_] yes   [_] no
                           Date of last use_______________ Type of tobacco or nicotine products_____________________________________
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Other Proposed             Name_______________________________________________________________ Social Security #____________________
insured                    Address____________________________________________________________________________________ Zip__________
                           Home phone #______________________________________________ Work phone #__________________________________
                           Relationship to primary proposed insured__________________ E-mail address________________________________
                           Sex:  [_] male  [_] female      Birthplace (city, state, country)________________________________________
                           Date of birth_______________________________ Drivers license #___________________ State__________________
                           U.S. citizen:  [_] yes  [_] no  If no, date of entry__________________ Type of visa______________________
                           Employer_________________________________________________________________________________________________
                           Occupation and duties____________________________________________________________ Income:________________
                           Tobacco use
                           Have you ever used any form of tobacco or nicotine products?  [_] yes   [_] no
                           Date of last use_______________ Type of tobacco or nicotine products_____________________________________
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
CHILD RIDER                Complete if a proposed insured requests child riders. If more than three children, list information in the "Remarks" section.
                           Child name ______________________________________________________________________________________________
                           Sex:  [ ] male   [ ] female     Birthplace (city, state, country) _______________________________________
                           Date of birth ______________________   Height: ft. ________  in. _______  Weight:  lbs. _________________
                           Child name ______________________________________________________________________________________________
                           Sex:  [ ] male   [ ] female     Birthplace (city, state, country) _______________________________________
                           Date of birth ______________________   Height: ft. ________  in. _______  Weight:  lbs. _________________
                           Child name ______________________________________________________________________________________________
                           Sex:  [ ] male   [ ] female     Birthplace (city, state, country) _______________________________________
                           Date of birth ______________________   Height: ft. ________  in. _______  Weight:  lbs. _________________
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Product Information
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                           Product name_____________________________________________________________________________________________
                           (If a variable product, complete appropriate supplement.)
                           Amount applied for $________________________ Reason for insurance (If more space is needed, use
                                                                        "Remarks" section.)
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________

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Business                   Does the proposed insured have an ownership interest in the business?  [_] yes   [_] no
coverage                     If yes, what is primary proposed insured's percentage of ownership? _____________________%
(Complete only if            If yes, what is other proposed insured's percentage of ownership? _____________________%
applying for business      If buy-sell, stock redemption, or key person insurance, will all partners or key people be covered?
coverage)                  [_] yes   [_] no
                           Describe any special circumstances.______________________________________________________________________
                           _________________________________________________________________________________________________________
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Riders                     [_] Waiver of premium
                           [_] Waiver of monthly deduction                      [_] Accidental death benefit $______________________
                           [_] Waiver of monthly guarantee premium              [_] Other insured $_________________________________
                           [_] Spouse $__________________ Plan________________  [_] Other rider(s)__________________________________
                           [_] Child $________________________________________  ____________________________________________________
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Dividend options           For participating policy only
                           [_] Cash  [_] Premium reduction  [_] Paid-up additions  [_] Deposit earning interest
                           [_] Other (explain)______________________________________________________________________________________
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Death benefit              For universal life only
options                    [_] Level__________________________________________  [_] Increasing______________________________________
                                                                                                                              Page 2
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
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Beneficiary                Primary
                           Name__________________________________________ Relationship_____________________ % share_________________
                           Name__________________________________________ Relationship_____________________ % share_________________
                           Contingent
                           Name__________________________________________ Relationship_____________________ % share_________________
                           Name__________________________________________ Relationship_____________________ % share_________________
                           Complete if beneficiary is a trust.
                           Exact name of trust______________________________________________________________________________________
                           Trust ID #_______________________________________________________________ Date of trust__________________
                           Current trustee(s)_______________________________________________________________________________________

                           RIDER BENEFICIARIES

                           Spouse rider _________________________________________ Child rider ______________________________________
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Other life                 Indicate life insurance policies or annuities in force or pending for the proposed insured(s).
insurance or               Type: i = individual, b = business, g = group, p = pending life insurance or annuity
annuities                  NAME OF              POLICY          INSURANCE      TYPE    YEAR OF    AMOUNT       REPLACEMENT*
                           PROPOSED INSURED     NUMBER          COMPANY                 ISSUE
[_] Check if none          _______________  _________________ ______________ __________ ______  $_____________  [_] yes  [_] no
                           _______________  _________________ ______________ __________ ______  $_____________  [_] yes  [_] no
                           _______________  _________________ ______________ __________ ______  $_____________  [_] yes  [_] no
                           _______________  _________________ ______________ __________ ______  $_____________  [_] yes  [_] no
                           * Replacement means that the insurance being applied for may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity. If replacement may be involved, complete and submit replacement-related forms.
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Owner                      [_] Primary proposed insured     [_] Other proposed insured
                                                            [_] Someone other than a proposed insured or trust
                           [_] Trust:
                           Complete if owner is a trust.
                           Exact name of trust______________________________________________________________________________________
                           Trust ID #________________________________________________ Date of trust_________________________________
                           Current trustee(s)_______________________________________________________________________________________
                           Complete if someone other than the proposed insured or trust is the owner.
                           Name__________________________________________________________________________ Home phone #______________
                           Address_____________________________________________ City, State________________________ Zip_____________
                           Social Security or Tax ID #_________________________________________ Date of birth_______________________
                           Relationship to proposed insured_________________________________________________________________________
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Premium payment            [_] Single premium: $__________  [_] Modal premium: $_________ [_] Additional initial premium: $_________
                           Frequency of modal premium
                           [_] Annual  [_] Semi-annual  [_] Quarterly  [_] Monthly  Amount submitted with application $_____________
                           Method
                           [_] Direct billing           [_] Automatic bank draft
                           [_] List bill:  number
                           [_] Other________________________________________________________________________________________________
                           Premium payor
                           Complete if other than owner.
                           Name_________________________________________________________________ Social Security #_________________
                           Address_________________________________________________________________________________________________
                           Zip_________________________________________ Home phone #_______________________________________________
                                                                                                                              Page 3


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Remarks                    ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
                           ________________________________________________________________________________________________________
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Your Signature
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Authorization              I hereby give my consent to any of the entities listed below to give to the Company or its legal
to obtain and              representative, all information they have pertaining to: my medical consultations, treatments,
disclose                   or surgeries; hospital confinements, which concern the physical and mental condition of me, my spouse, or
my use of drugs            my minor children; my use of drugs or alcohol; or any other non-medical information. Non-medical
information and            information could include items such as: personal finances; habits; hazardous avocations; motor vehicle
declaration                or court records; or foreign travel, etc. The list of entities for which I give my consent to provide the information above is as follows: any physician or medical practitioner; any hospital, clinic or other health care facility; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

                           I understand the information obtained will be used by the Company to determine eligibility for insurance and eligibility for benefits under an existing policy. The Company may disclose such information and any information developed during its evaluation of my application to: its reinsurers; MIB; other insurance companies; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.

                           I, as well as any person authorized to act on my behalf, may upon written request, obtain a copy of this consent from the Company.

                           This consent will be valid for 30 months from the date of this application. I agree that a photocopy of this consent will be as valid as the original. I authorize the Company to obtain an investigative consumer report on me. I understand that I may: request to be interviewed in connection with the preparation of the report; and receive, upon written request, a copy of such report.

                           [_] Check if you wish to be interviewed.

                           I have read the above statements or they have been read to me. The above statements are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A,
                           Part B, and, if applicable, Part C and related forms; and (2) shall be the basis for any policy issued on this application. I understand that any misrepresentation contained in this application and relied on by the Company may be used to: reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement (LTLIA) for which all eligibility requirements are met, I understand and agree that no insurance will be in effect pursuant to this application, or under any policy issued by the Company, unless or until: the policy has been delivered and accepted; the full first modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

                           I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

                           I have received a copy of the Notice to Proposed Insured regarding Fair Credit Reporting Act; the MIB;
                           Insurance information practices; and telephone interview information.

                           Limited Temporary Life Insurance - If eligible, I have received and accepted the LTLIA. Temporary insurance is available only if: the full first modal premium is submitted with this application and only
                           "no" answers have been given by any proposed insured to the "Health and Age" questions in the LTLIA.

                           Under penalties of perjury, I certify: that the number shown on this application is my correct Social
                           Security or Tax ID number; and that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.
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Signatures                 X Owner____________________________________________________________ Date_________________________________
                           Signed at (city, state)__________________________________________________________________________________
                           X Witness__________________________________________________________ Date_________________________________
                           X Primary proposed insured_________________________________________ Date_________________________________
                           (If under age 15, signature of parent or guardian)
                           X Other proposed insured___________________________________________ Date_________________________________
                           If the Company contacts the proposed insured(s), when would be the best time to call?
                           Time_____________________________________________________ Day of the week________________________________
                           Date_____________________________________________________ Phone #________________________________________
                           I certify that I have truthfully and accurately recorded on the Part A application the information supplied by the proposed insured(s).
                           Agent name (please print)________________________________________________________________________________
                           Agent #__________________________________________________ State license #________________________________
                           X Agent____________________________________________________________ Date_________________________________

                                                                                                                              Page 4

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Agent's Report
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                           Number of years you have known: primary proposed insured                      other proposed insured
                           _________________________________________________________________________________________________________
                           Have you scheduled a medical exam, inspection report, blood profile, urinalysis, or APS? [_] yes  [_] no
                           If yes, please provide name of examiner, clinic, date, and the type of report ordered.___________________
                           _________________________________________________________________________________________________________
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Statements                 Did you personally see the proposed insured(s) on the date of this application, ask each question, and
                           accurately record the answers yourself?  [_] yes  [_] no   If no, please provide details in the
                           "Remarks" section below.

                           Do you have any information that indicates that any proposed insured may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity with any company in
                           connection with the purchase of insurance?  [_] yes  [_] no   If yes, please provide details in the
                           "Remarks" section below and attach all replacement-related forms.

                           Are you aware of any information that would adversely affect the proposed insured's eligibility,
                           acceptability, or insurability?  [_] yes   [_] no   If yes, please provide details in the "Remarks"
                           section below, and do not provide limited temporary life insurance.

                           Did you provide client with LTLIA?     [_] yes  [_] no

                           Have any of the proposed insured or the owner submitted an application for coverage with any of the
                           American General life insurance companies within the last 30 days?    [_] yes [_] no

                           If primary proposed insured is a child, what amount of insurance is in force on the father
                           $_____________________ and/or mother $_______________________________?

                           Are you related by blood or marriage to the proposed insured?  [_] yes  [_] no  (If yes, relationship)
                           _________________________________________________________________________________________________________
                           Remarks (Please include information on any split dollar, collateral assignment, etc.)____________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
                           _________________________________________________________________________________________________________
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Commission                 Please list servicing agent first.
                           Agent(s) to receive commission           Agency number        Agent number    Percent of commission
                           ________________________________________ ____________________ _______________ ___________________________
                           ________________________________________ ____________________ _______________ ___________________________
                           ________________________________________ ____________________ _______________ ___________________________
                           ________________________________________ ____________________ _______________ ___________________________
                           X Writing agent______________________________________________ Date_______________________________________
                           Social Security or Tax ID #__________________________________ Phone #____________________________________
                           Primary appointing company_______________________________________________________________________________
                           Client #_________________________________________________________________________________________________
                           If applicable:
                           Broker-Dealer(s)_________________________________________________________________________________________
                           Contact person________________________________________ Processing center_________________________________
                           Phone #_______________________________________________ Fax #_____________________________________________
                           If other than writing agent, send policy/delivery requirements to:_______________________________________
                           _________________________________________________________________________________________________________

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Limited Temporary Life Insurance Agreement
------------------------------------------------------------------------------------------------------------------------------------
                           [_] American General Life Insurance Company, Houston, TX
                           [_] The Old Line Life Insurance Company of America, Milwaukee, WI
                           [_] All American Life Insurance Company, Springfield, IL
                           [_] The Franklin Life Insurance Company, Springfield, IL
                           [_] The American Franklin Life Insurance Company, Springfield, IL

                           In this application, the "Company" refers to the insurance company whose name is checked above.

                           The insurance company checked above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.
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Health and Age             If the proposed insured answers "yes" to either question, temporary          Primary       Other
questions                  insurance is not available, this agreement will be void, and any             proposed      proposed
                           payment submitted will be refunded.                                          insured       insured

                           During the last two years, have you had a heart attach, stroke, cancer, diabetes, or disorder of the immune system; or have you been confined in a hospital or other health care facility or been advised to have any
                           diagnostic test or surgery not yet performed?                             [_] yes  [_] no  [_] yes [_] no

                           Are you age 71 or above?                                                  [_] yes  [_] no  [_] yes [_] no
------------------------------------------------------------------------------------------------------------------------------------
Premium                    Received $________________________________________________ Date__________________________________________
payment                    All premium checks must be made payable to the Company. Do not make check payable to the agent or leave payee blank.

                           Note: Agent does not have the authority to accept a premium (including automatic bank draft check, salary savings, or government allotment) with this application if the conditions in "Authorization to obtain and disclose information and declaration" cannot be met or if any part of the "Health and Age questions" have been answered "yes" by any proposed insured, answered falsely, or left blank.
------------------------------------------------------------------------------------------------------------------------------------
Conditions of              1.   The first modal premium must be paid with Part A of the application.
temporary life             2.   The answer to both of the above "Health and Age questions" must be "no" for both proposed insureds.
insurance                  3.   Upon receiving proof of the death of the primary proposed insured--or of both proposed insureds if this is a joint life or surivorship policy--during the period covered by this agreement, the total amount that will be paid by the Company pursuant to this and any other limited temporary life insurance agreements covering the proposed insured(s) will be the lesser of:
                                .  the plan amount the proposed insured(s) applied for; or
                                .  $500,000 plus the samount of any premium paid for coverage in excess of $500,000.
                                The Company will pay this sum to the beneficiary named in the application. If death is due to suicide, payment will be limited to the amount of premium paid.
                           4.   Coverage under this agreement will begin on the date the later of the following events have been completed:
                                .  this Limited Temporary Life Insurance Agreement (LTLIA) has been signed by the proposed insured(s); or
                                .  all required medical examinations have been taken.
                           5.   Coverage under this agreement will end on the earliest of the following dates:
                                .  the date the policy as applied for is delivered and accepted;
                                .  the date the Company declines the application;
                                .  the date the Company states the application will not be considered on a prepaid basis;
                                .  60 days from the date coverage begins under this agreement; or
                                .  the date the Company issues a policy other than as applied for.
                           6.   The prepayment for this temporary insurance will be:
                                .  applied to the first premium due if the policy is issued as applied for; or
                                .  refunded if the Company declines the application or if the owner does not accept the policy; or
                                .  applied to the first premium if a policy is issued other than as applied for and is accepted.
                           7.   Any misrepresentation contained in this agreement and relied on by the Company may be used to deny a claim on or void this agreement.
                                No changes may be made in the terms and conditions of this agreement. No statement that tries to make such a change will bind the Company.

                           X Owner______________________________________________________________________ Date______________________
                           Signed at (city, state)_________________________________________________________________________________
                           X Witness____________________________________________________________________ Date______________________
                           X Primary proposed insured___________________________________________________ Date______________________
                           (If under age 15, signature of parent or guardian)
                           X other proposed insured_____________________________________________________ Date______________________
                           I certify that I have truthfully and accurately recorded on the LTLIA the information supplied by the proposed insured(s).
                           Agent name (please print)_______________________________________________________________________________
                           Agent #__________________________________________________ State license #_______________________________
                           X Agent______________________________________________________________________ Date______________________

AGLC 8001-99 TIA

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Bank Draft Information
------------------------------------------------------------------------------------------------------------------------------------
                           [_]  American General Life Insurance Company, Houston, TX
                           [_]  The Old Line Life Insurance Company of America, Milwaukee, WI
                           [_]  All American Life Insurance Company, Springfield, IL
a                          [_]  The Franklin Life Insurance Company, Springfield, IL
                           [_]  The American Franklin Life Insurance Company, Springfield, IL

                           The company checked above will withdraw the premiums from the specified account. This company will be referred to hereafter as the "Company." "You," your," "I," and "me" refer to the accountholder whose name appears below.
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How automatic              Automatic bank draft is a debit service that offers a convenient way to pay life insurance premiums.
bank draft works           The Company will collect the life insurance premiums from your bank account electronically--you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipt for payment of your premium.
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Automatic bank             I authorize the Company to electronically withdraw money from my account at
draft agreement            (name of bank)_____________________________________________________________
                           (bank address)_____________________________________________________________
                           ___________________________________________________________________________
                           (Type of account     [_] Checking    [_] Savings)
                           for the payment of premiums and other charges on the insurance policy. I authorize the Company to continue to make these withdrawals if there is a conversion, renewal, or other change in the policy.
                           I will compensate the Company for any loss, claim, or liability caused by these withdrawals and will not hold the Company responsible for any such loss, claim, or liability.

                           This authorization will not affect the terms of the policy. If the premiums are not paid within the grace period allowed, the policy may lapse, and it will be subject to any applicable nonforfeiture provision. Authorizing this automatic payment plan does not put the insurance policy into effect.

                           This authorization may be retracted by me or the Company at any time for any reason by giving written notice. The Company may retract the authorization immediately, without giving me written notice, if any debt is not paid by the bank stated above for any reason.

                           Name of primary proposed insured________________________________________________________________________
                           Premium amount $________________________________________________________________________________________
                           Frequency:  [_] annual   [_] semi-annual   [_] quarterly   [_] monthly
                           Preferred withdrawal date_______________________________________________________________________________
                           [_] Please debit my account for all outstanding premiums due.
                           X Signature of accountholder____________________________________________________________________________
                           Print name______________________________________________________________________________________________

                           Please attach voided check.

AGLC 8001-99 BDI

                           Detach this page and leave it with the proposed insured.
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Notice To The Proposed Insured
------------------------------------------------------------------------------------------------------------------------------------
                           You have applied for life insurance with one of the following companies: American General Life Insurance
                           Company, The Old Line Life Insurance Company of America, All American Life Insurance Company, The
                           Franklin Life Insurance Company, or The American Franklin Life Insurance Company. "Company" refers to the company with which you have applied for insurance. This notice is provided on behalf of that company.
------------------------------------------------------------------------------------------------------------------------------------
Fair Credit                Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C. 1681d), notice is hereby given
Reporting Act              that, as a component of our underwriting process relating to your application for life insurance, the
                           Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics, and mode of living.

                           This information may be obtained through personal interviews with your neighbors, friends, associates, and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:

                           P. O. Box 1931
                           Houston, TX 77251-1931

                           Upon receipt of such a request, the Company will respond by mail within five business days.

                           To make it easier to use its products and services, the Company may share information about you with its affiliates beyond the 30 month period described in "Authorization to Obtain and Disclose Information and
                           Declaration." You should notify the Company in writing at the address above if you do not want the
                           Company to share this information with its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Medical                    The designated insurer or its reinsurers may make a brief report regarding your insurability to the
Information                Medical Information Bureau (MIB), a non-profit membership organization of life insurance companies
Bureau                     that operates an information exchange on behalf of its members. If you apply to another MIB-member company for life or health insurance or a claim for benefits is submitted to such a company, the MIB will supply such company with the information they have about you.

                           At your request, the MIB will disclose any information it has in your file. If you question the accuracy of information in the MIB's file, you may seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address and phone number of the MIB's information office are:

                           P. O. Box 105
                           Essex Station
                           Boston, Massachusetts 01112
                           (617) 426-3660

                           The designated insurer, or its reinsurer, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
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Insurance                  To issue an insurance policy, we need to obtain information about you. Some of that information will
information                come from you, and some will come from other sources. This information may in certain circumstances be
practices                  disclosed to third parties without your specific authorization as permitted by law.

                           You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.

                           Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information, and the role of insurance support organizations with regard to your information.

                           If you desire additional information on Insurance Information Practices you should direct your requests to the Company at:

                           P. O. Box 1931
                           Houston, TX 77251-1931

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Telephone                  To help process your application as soon as possible, the Company may have one of its representatives
interview                  call you by telephone, at your convenience, and obtain additional underwriting information.
information

AGLC 8001-99 NPI